UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of September 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-11F, Mortgage Pass-Through Certificates, Series 2002-11F)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-11               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-11F Mortgage Pass-through Certificates, Series 2002-11F (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of October 1, 2002 among GS Mortgage Securities Corporation, as depositor, Wells Fargo Home Mortgage Inc as servicer, and JPMorgan Chase Bank, as Trustee.

     On November 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-11F
Mortgage Pass-Through Certificates, Series 2002-11F
----------------------------------------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 12, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002


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


                                            GSR MORTGAGE LOAN TRUST 2002-11F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    November 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       100,000,000.00    100,000,000.00    3,468,716.39    500,000.00    3,968,716.39     0.00       0.00       96,531,283.61
A2         6,250,000.00      6,250,000.00    6,281,250.00          0.00    6,281,250.00     0.00  31,250.00                0.00
A3         1,250,000.00      1,250,000.00            0.00          0.00            0.00     0.00   6,250.00        1,256,250.00
A4        87,342,000.00     87,342,000.00            0.00    436,710.00      436,710.00     0.00       0.00       87,342,000.00
A5       254,464,000.00    254,464,000.00    1,955,099.86  1,272,320.00    3,227,419.86     0.00       0.00      252,508,900.14
A6        59,070,000.00     59,070,000.00            0.00    295,350.00      295,350.00     0.00       0.00       59,070,000.00
A7       254,784,000.00    254,784,000.00   42,798,534.33    615,728.00   43,414,262.33     0.00       0.00      211,985,465.67
A8        84,928,000.00     84,928,000.00   14,266,178.11  1,082,832.00   15,349,010.11     0.00       0.00       70,661,821.89
B1        12,230,000.00     12,230,000.00       10,734.85     61,150.00       71,884.85     0.00       0.00       12,219,265.15
B2         5,242,000.00      5,242,000.00        4,601.15     26,210.00       30,811.15     0.00       0.00        5,237,398.85
B3         3,057,000.00      3,057,000.00        2,683.27     15,285.00       17,968.27     0.00       0.00        3,054,316.73
B4         1,747,000.00      1,747,000.00        1,533.42      8,735.00       10,268.42     0.00       0.00        1,745,466.58
B5         1,311,000.00      1,311,000.00        1,150.73      6,555.00        7,705.73     0.00       0.00        1,309,849.27
B6         1,747,416.00      1,747,416.00        1,533.79      8,737.08       10,270.87     0.00       0.00        1,745,882.21
A_P          163,394.00        163,394.00          189.64          0.00          189.64     0.00       0.00          163,204.36
R                  0.00              0.00            0.00          0.00            0.00     0.00       0.00                0.00
TOTALS   873,585,810.00    873,585,810.00   68,792,205.54  4,329,612.08   73,121,817.62     0.00  37,500.00      804,831,104.46

A_X       93,752,104.00     93,752,104.00            0.00    507,823.90      507,823.90     0.00       0.00       85,676,072.90
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A2     36229RHP7     1,000.00000000   1,005.00000000    0.00000000 1,005.00000000      0.00000000       A2      6.000000 %
A3     36229RHQ5     1,000.00000000       0.00000000    0.00000000     0.00000000  1,005.00000000       A3      6.000000 %
A4     36229RHR3     1,000.00000000       0.00000000    5.00000000     5.00000000  1,000.00000000       A4      6.000000 %
A5     36229RHS1     1,000.00000000       7.68320808    5.00000000    12.68320808    992.31679192       A5      6.000000 %
A6     36229RHT9     1,000.00000000       0.00000000    5.00000000     5.00000000  1,000.00000000       A6      6.000000 %
A7     36229RHU6     1,000.00000000     167.97967820    2.41666667   170.39634486    832.02032180       A7      2.900000 %
A8     36229RHV4     1,000.00000000     167.97967820   12.75000000   180.72967820    832.02032180       A8     15.300000 %
B1     36229RHW2     1,000.00000000       0.87774734    5.00000000     5.87774734    999.12225266       B1      6.000000 %
B2     36229RHX0     1,000.00000000       0.87774704    5.00000000     5.87774704    999.12225296       B2      6.000000 %
B3     36229RHY8     1,000.00000000       0.87774616    5.00000000     5.87774616    999.12225384       B3      6.000000 %
B4     36229RJB6     1,000.00000000       0.87774471    5.00000000     5.87774471    999.12225529       B4      6.000000 %
B5     36229RJC4     1,000.00000000       0.87774981    5.00000000     5.87774981    999.12225019       B5      6.000000 %
B6     36229RJD2     1,000.00000000       0.87774749    5.00000000     5.87774749    999.12225251       B6      6.000000 %
A_P    36229RHZ5     1,000.00000000       1.16063013    0.00000000     1.16063013    998.83936987       A_P     0.000000 %
TOTALS               1,000.00000000      78.74693562    4.95613829    83.70307391    921.29599090

A_X    36229RJA8     1,000.00000000       0.00000000    5.41666670     5.41666670    913.85760153       A_X     6.500000 %
-----------------------------------------------------------------------------------------------------    ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com

                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                     804,831,105.00
Sec. 4.01(c)    Available Distribution                                                                             73,629,641.57
                                        Principal Distribution Amount                                                 762,042.69
                                        Principal Prepayment Amount                                                67,992,662.85

Sec. 4.01(e)    Principal Prepayments
                                        Class A1
                                                              Payoffs in Full                                       3,410,769.09
                                                              Partial Principal Prepayments                            18,749.93
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class A2
                                                              Payoffs in Full                                       6,176,317.38
                                                              Partial Principal Prepayments                            33,952.91
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class A3
                                                              Payoffs in Full                                               0.00
                                                              Partial Principal Prepayments                                 0.00
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class A4
                                                              Payoffs in Full                                               0.00
                                                              Partial Principal Prepayments                                 0.00
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class A5
                                                              Payoffs in Full                                       1,922,438.57
                                                              Partial Principal Prepayments                            10,568.17
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class A6
                                                              Payoffs in Full                                               0.00
                                                              Partial Principal Prepayments                                 0.00
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class A7
                                                              Payoffs in Full                                      42,083,555.25
                                                              Partial Principal Prepayments                           231,344.85
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class A8
                                                              Partial Principal Prepayments                            77,114.95
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class B1
                                                              Payoffs in Full                                               0.00
                                                              Partial Principal Prepayments                                 0.00
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class B2
                                                              Payoffs in Full                                               0.00
                                                              Partial Principal Prepayments                                 0.00
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class B3
                                                              Payoffs in Full                                               0.00
                                                              Partial Principal Prepayments                                 0.00
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class B4
                                                              Payoffs in Full                                               0.00
                                                              Partial Principal Prepayments                                 0.00
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class B5
                                                              Payoffs in Full                                               0.00
                                                              Partial Principal Prepayments                                 0.00
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class B6
                                                              Payoffs in Full                                               0.00
                                                              Partial Principal Prepayments                                 0.00
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00
                                        Class A_P
                                                              Payoffs in Full                                               0.00
                                                              Partial Principal Prepayments                                20.63
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Repurchased Principal                                         0.00


Sec. 4.01(f)    Interest Payment
                                        Class A1
                                                              Accrued and Paid for Current Month                      500,000.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                            0.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A3
                                                              Accrued and Paid for Current Month                            0.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A4
                                                              Accrued and Paid for Current Month                      436,710.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A5
                                                              Accrued and Paid for Current Month                    1,272,320.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A6
                                                              Accrued and Paid for Current Month                      295,350.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A7
                                                              Accrued and Paid for Current Month                      615,728.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A8
                                                              Accrued and Paid for Current Month                    1,082,832.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                       61,150.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                       26,210.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                       15,285.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                        8,735.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                        6,555.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                        8,737.08
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A_X
                                                              Accrued and Paid for Current Month                      507,823.90
                                                              Accrued and Paid from Prior Months                            0.00


Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                             181,997.04
                                        Trustee Fee Paid                                                                5,459.91

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                               1,848
                                        Balance of Outstanding Mortgage Loans                                     804,831,105.00


Sec. 4.01(l)                     Number and Balance of Delinquent Loans
                                  Group Totals
                                                                            Principal
                                  Period                Number                Balance              Percentage
                                 30-59 days                      1               636,958.81                  0.08 %
                                 60-89 days                      0                     0.00                  0.00 %
                                 90+days                         0                     0.00                  0.00 %
                                  Total                          1               636,958.81                  0.08 %


Sec. 4.01(l)                     Number and Balance of REO Loans
                                 Group Totals
                                                       Principal
                                  Number               Balance                Percentage
                                            0                    0.00                  0.00 %


Sec. 4.01(l)                     Number and Balance of Loans in Bankruptcy
                                 Group Totals
                                                       Principal
                                  Number               Balance                Percentage
                                            0                    0.00                  0.00 %


Sec. 4.01(m)                     Number and Balance of Loans in Foreclosure


                                 Group Totals
                                                       Principal
                                  Number               Balance                Percentage
                                            0                    0.00                  0.00 %


Sec. 4.01(o)                    Aggregate Principal Payment
                                                      Scheduled Principal                                     762,042.69
                                                      Payoffs                                              67,620,932.03
                                                      Prepayments                                             371,730.82
                                                      Liquidation Proceeds                                          0.00
                                                      Condemnation Proceeds                                         0.00
                                                      Insurance Proceeds                                            0.00
                                                      Realized Losses                                               0.00

                                                      Realized Losses Group 1                                       0.00
                                                      Realized Gains                                                0.00

Sec. 4.01(p)                    Aggregate Amount of Mortgage Loans Repurchased                                      0.00

Sec. 4.01(q)                    Aggregate Amount of Shortfall Allocated for Current Period
                                                      Class A1                                                      0.00
                                                      Class A2                                                      0.00
                                                      Class A3                                                      0.00
                                                      Class A4                                                      0.00
                                                      Class A5                                                      0.00
                                                      Class A6                                                      0.00
                                                      Class A7                                                      0.00
                                                      Class A8                                                      0.00
                                                      Class A9                                                      0.00
                                                      Class B1                                                      0.00
                                                      Class B2                                                      0.00
                                                      Class B3                                                      0.00
                                                      Class B4                                                      0.00
                                                      Class B5                                                      0.00
                                                      Class B6                                                      0.00
                                                      Class A-X                                                     0.00

Sec. 4.01(s) Group I
                                Senior Subgroup Percentage I                                                 97.080000 %

                                Senior Prepayment Percentage I                                              100.000000 %

                                Subordinate Percentage I                                                      2.920000 %
                                Subordinate Prepayment Percentage I                                           0.000000 %


Aggregate
                                Scheduled Principal                                                           762,042.69
                                Unscheduled Principal                                                      67,992,662.85
                                Beginning Balance                                                         873,585,810.54
                                Ending Balance                                                            804,831,105.00
                                Net Wac                                                                          6.69645
                                Weighted Averge Maturity                                                          353.00
Groups
                                Net Wac Group 1                                                                  6.69645

                                Wam Group 1                                                                       353.00



                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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